                                                                      EXHIBIT 11





                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "General Information - Independent Auditors" and to the use of our report dated October 3, 1997, in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 33-47875) and under the Investment Company Act of 1940 (File No. 811-6669) of Merrill Lynch Fundamental Growth Fund, Inc.



                                        /s/ ERNST & YOUNG LLP


Princeton, New Jersey
November 21, 1997